Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference Lehman Brothers Financial Services Conference Kevin Kabat, President and CEO September 11, 2007 Exhibit 99.1

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Fifth Third profile
$101 billion assets (#13)
$20 billion market cap* (#12)
1,167 banking centers
2,132 ATMs
18 affiliates in 10 states
$1.5 billion operating income
#
* as of 8/24/07.
#
2Q07 annualized.
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
St. Louis
Jacksonville
Indianapolis
Fifth Third’s current footprint
R-G Crown
First Charter

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Diversified franchise
38%
14%
29%
9%
10%
2007 Revenue - $6 billion*
Branch
Banking
$2.3B
FTPS
$835M
Investment
Advisors
$563M
Commercial
Banking
$1.7B
Consumer Lending
$581M
Branch Banking (38% of earnings)
Retail & Business banking
2.7 million households
1,167 branches, 2,132 ATMs
Commercial Banking (29%)
Corporate & Middle Market Lending, Treasury Services, International
Trade Finance, Commercial leasing and syndicated finance
Processing Solutions (FTPS) (14%)
Over 145,000 merchant locations
Processes transactions for over 2,400 Financial Institutions
3 leading issuer of MasterCard Branded debit cards
Consumer Lending (10%)
8,700 dealer indirect auto lending network
$40.9 billion mortgage servicing portfolio
Federal and private student education loans
Investment Advisors (9%)
2,000 Registered Representatives
423 Private Bank Relationship Managers
Over 80,000 Private Bank Relationships
*Represents tax-equivalent revenue. Excludes $(256)MM general corporate and other;
data YTD annualized.
1
Source Media 2007 edition
rd 1

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Historical context
Strong sales culture
—
Loan, deposit growth > industry
—
Affiliate/entrepreneurial drive
Strong expense management
—
Low 50s efficiency ratio
Average service/customer satisfaction
—
“Sold through” attrition (e.g., DDA high-teens)
Internal orientation
Retain and leverage historical strengths while capturing
incremental growth opportunities

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
(CAGR: YTD 2007 vs. YTD 2003: per share)
Source: SNL Financial; data shown per share to adjust for effect of acquisitions.
1
ROE  for peers uses First Call actual operating earnings to compute ROE.
2
Median of top 20 banks (excluding trust banks, C, JPM); median revenue growth of five processing companies (FDC, ADS, FISV, GPN, TSS);
3
Average of large Midwest peers (NCC, PNC, HBAN, MI, KEY, CMA, USB).
Strong underlying performance
14.9% 13.6% 15.2% ROE
1
58.5% 58.6% 56.1% Efficiency ratio
17% 13% 23% Credit card loan growth
N/A 14% 16% Processing fee growth
3% 5% 7% Core deposit growth
7% 9% 14% Loan growth
Midwest
Peers
3
Peer
Group
2
Fifth Third

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Strategic focus: 2007–2009 Strategic focus: 2007–2009
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence
Banking
Banking
Processing
Processing
Investments
Investments
Employee
Engagement
Customer
Experience
Operational
Excellence
Fifth Third
Bank

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Growth opportunities
Areas of evident success
—
De novo – accelerate new branch openings
—
Healthcare – enhance product offerings, specialized channel
—
Credit card – increase cardholder acquisition
Works in progress
—
Middle market expansion – expand products, services, and
sales
—
Small business banking – leverage existing distribution
channels
—
Commercial underserved markets – targeted markets for
deployment of additional bankers and teams
Deferred
—
Commercial new markets (LPOs) – targeted markets for
deployment of additional bankers and teams

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
De novo activities
• Opened 55 total new branches in
the past 12 months
• Continue to invest in high
opportunity markets
• Site selection focuses on market
potential, predictive modeling and
IRR optimization
• De novo activity has been, and will
continue to be, of significant
economic value to Fifth Third
2007- 2009 planned builds
47%
28%
7%
18%
Florida
Chicago
Other
Tennessee
* Six years
De novo statistics
• Mature* deposits $40MM
• Mature* loans $13MM
• Expected IRR 20%+
• Breakeven 20 months
• Cumulative breakeven 36 months

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Credit cards: capturing our fair share
13th largest bank, 24th largest credit card issuer
We’ve underinvested in the credit card business relative to competitors
Significant opportunity in high risk-adjusted return business
— Improve retail production by deploying sales technologies to enhance ease of sale
— Move from “ultra” conservative underwriting to “conservative” underwriting
(weighted average FICO from >740 to >720)
— Optimize profitability of existing portfolio through modest investments in marketing, analytics, and human capital
Goal: double assets, accounts, net income by 2009
Assets Accounts Net income
2006 2009
1,100
2,400
1.0
2.0
41
83
($ MMs)

FTPS: key growth engine

2007 YTD revenue*

Merchant Services 46%
Financial Institutions 32%
Bankcard 22%

Merchant
- 4th Largest U.S. Acquirer
- Over 35,000 merchants
- $150B in processing volume
- Over 4.4B acquired transactions
- e.g Nordstrom, Saks, Walgreens, U.S. Treasury

Financial Institutions
- 2,400 FI relationships
- Over 900MM POS/ATM transactions
- e.g. Capital One, Sovereign, Bank of America (international ATM's)

Bankcard
- $1.3B in outstanding balances
- 1.0MM cardholders
- Top three Debit MasterCard Issuer
- 24th largest U.S. bankcard issuer

CAGR 17%
$250
$200
$150
$100
$50
$0
2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
CAGR 16%
CAGR 30%
CAGR 12%
Merchant
Card Interchange
FI/EFT

* *Excludes $12 million in pre-tax gains related to sale of certain non-strategic credit card accounts in Q2 07*

10 Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Fifth Third healthcare strategy
Relationships
• less than 50 hospitals/health systems (<10 for-profit)
• less than 2,000 physicians/medical practice groups
• Over 600 healthcare entities in-footprint with revenues > $100 Million
• Approximately 150,000 healthcare entities in-footprint; < 5,000 existing relationships
Relationships
• Primary Bank for fewer than 50 hospitals / health systems
• Over 600 healthcare entities in-footprint with revenues > $100 Million
• Current market share of 2.3% (12.7% gap to total commercial business market share)
Significant opportunity to gain share within footprint and in selected national markets
Promote a comprehensive healthcare strategy for the Bancorp
• Establish healthcare as a core competency of Fifth Third
- Hired senior executive to lead initiative
- Established national team to target relationships in excess of $100M
- Coordinate all healthcare strategies and offerings across all LOBs
• Define healthcare market, targeted opportunities, and pursuit strategy
- EOB image capture, denial management and secondary billing capabilities
- Pharma, disease management, dialysis, hospice, OT/PT, imaging
- Managed care, home health, insurance, specialty hospitals, behavioral health
• Double current market share of 2.3% -> 5% by 2011

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Fifth Third: relative service performance
54%
29%
76%
74%
51%
58%
0%
20%
40%
60%
80%
100%
Overall
Satisfaction
Loyalty Problem
Incidence
3Q05
2Q07
45%
55%
36%
46%
27%
21%
2007 Key Actions
Financial Center service optimization
initiative launched
Add KDI component to new incentive
compensation plan
Financial Center action planning in
place
Implementing  a consistent process
and support tools for handling
customers problems at the Financial
Centers and Call Center
Creating a central escalation team to
manage problems that cannot be
resolved immediately
Source : Gallup Customer Surveys: 3Q05/2Q07
Percentages within bars =
% of surveyed customers rating metric at target level
or experiencing a problem
Goal: 75
th
percentile

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Copyright © 2007 The Gallup Organization, Princeton, NJ. All rights reserved.
14
59
54
24
32
17
0%
20%
40%
60%
80%
100%
Fifth Third Bank Overall 2005 Fifth Third Bank Overall 2007
Engaged
– Loyal and psychologically
committed
Not Engaged
– Productive but not psychologically
connected
Disengaged
1.41:1 2.29:1
Ratio of Engaged to
Actively Disengaged
* Source: Gallup Poll data of U.S. working population 18 years and older, accumulated during 2006
2.67:1
2007 Gallup Overall Database
2.00:1
U.S. Working Population*
Employee Engagement update
+33%
- 8%
-18%

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Enterprise Operational Excellence
Improve operational efficiencies
—
Standardize, digitize and optimize core processes
—
Deploy technology to eliminate manual processes and improve quality
—
Reducing cycle times and errors is increasing customer satisfaction
Modernize servicing platforms and capabilities
—
Understand our customers, know our customer & know their issues
—
Call Center transformation to improve customer experiences
—
Provide seamless & consistent support between web, voice, ATM, etc.
Integrated product suites to help our customers be more effective
—
Remote Capture product suite
—
Virtual vault
—
National Lockbox
—
Healthcare EOB 835 suite

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Capital plan
Current tangible capital levels very strong
— Tangible common equity/tangible assets ratio of 6.92% at 6/30/2007
— Post acquisition TCE/TA target: 6.5% (Crown = 45 bps, First Charter = 35 bps)
2007 plans
— Improve efficiency of capital structure through limited substitution of hybrids for common stock
— Remaining share repurchase authorization of approximately 22 million shares
(as of 6/30/2007)
Future considerations
— Evaluate future capital position in context of performance, operating environment, and acquisition plans
— Maintain strong regulatory capital levels in conjunction with management of tangible equity ratio
— Maintain strong capital levels relative to peers and commensurate with business profile

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Residential real estate - topical areas*
Mortgage: $8.5B outstanding
— 1
st
liens: 100%
— Weighted average LTV: 80%; weighted average FICO: 720
– Origination FICO bands:
<659 13%; 660-689 11%; 690-719 17%; 720-749 18%; 750+ 39%
(note: loans <659 includes CRA loans and FHA/VA loans)
— % through broker: 10%
— NPAs: $112MM (1.30%); over 90s: $98MM (1.15%)
— Charge-offs: $16MM YTD (0.38%)
OH
34%
IL
10%
KY
9%
FL
6%
MI
23%
IN
11%
Other
7%
OH
30%
FL
23%
IL
7%
KY
6%
MI
18%
IN
8%
Other
8%
* All data as of 6/30/07
Home equity: $11.8B outstanding
— 1
st
liens: 30%; 2
nd
liens: 70% (25% of 2
nd
liens behind FITB 1
st
s)
— Weighted average CLTV: 78% (1
st
liens 62%; 2
nd
liens 83%)
— Weighted average FICO: 742 (1
st
liens 750; 2
nd
liens 740)
– Origination FICO bands:
<659 5%; 660-689 10%; 690-719 16%; 720-749 20%; 750+ 48%
— % through broker: 23% (broker WA FICO 735; direct WA FICO 745)
— NPAs: $68MM (0.58%); over 90s: $61MM (0.52%)
— Charge-offs: $36 million YTD (0.61%)
No subprime
Alt A originations: 2Q07 $192MM; $123MM warehouse, WA FICO 702, WA LTV 73%
— $38MM in loan portfolio (viewed as unsaleable in current market environment), WA FICO 698

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Commercial portfolio - topical areas*
Commercial real estate (CRE)
Total outstandings $16.5B
— Commercial mort     $11.0B (50% owner occ’d)
— Construction 5.5B (20% owner occ’d)
Total CRE 16.5B (40% owner occ’d)
Total CRE exp        $20.2B
— Average size $1MM (relationship)
— 39% of commercial loans, 22% of total loans
Problem assets
— NPAs $183MM (1.11%)
— > 90 days past due       70MM (0.42%)
— YTD charge-offs           35MM (0.41%)
Syndicated lending
Total loans ~$4B outstandings
— PD rating
#
5.5 vs. 6.5 for
commercial portfolio
— Ave size ~$8 million
— Relationships ~550
< 10% of commercial loans, < 5% total loans
Leveraged^ < $200MM outstandings
— Ave size ~$6MM
— Relationships                 ~20
— Syndication warehouse $100 million
– No “hung” deals
Problem assets
– NPAs $12MM
– >90 days past due     0MM
Commercial paper conduit
$3.3B facility
— High quality, short-term commercial loans,
commercial receivables, commercial
securities
— No subprime, mortgage assets in conduit
Fully backed and enhanced by Fifth Third Bank
— Liquidity facility not utilized to date (9/7/07)
# Weighted average probability of default rating
^Regulatory HLT definition, i.e., priced at L+250 bps or greater
Office
23%
Other
11%
Raw
land
5%
Land
under
devel't
7%
Indu
14%
Apts
18%
Retail
18%
Devel'd
land
4%
CRE
collateral
type
* All data as of 6/30/07

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
M&A – what matters to Fifth Third
Markets
—
Expansion into demographically attractive geographies
—
Creation of deeper shares in existing markets
Attractive business lines
—
Supplement existing business, addition of complementary
businesses or capabilities
Favorable economics
—
Conservative assumptions
—
Pricing metrics in line or better than comparable transactions
—
Accretion within a reasonable timeframe
—
Deal IRR hurdle of mid-teens
Protection of debt ratings

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Fifth Third: building a better tomorrow
Balancing growth and profitability
Capitalizing on strengths and developing plans to address
areas of weakness
Communicating clearly with investors
Delivering on promises
Returning to above-par performance and shareholder returns

20 Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference Appendix

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
First Charter Acquisition
Manageable
risks
$4.9 billion in assets, $3.2 billion in deposits, 59 branches
– Immediate presence in Charlotte, ranking 4th in deposit market share
– Entry into the Charlotte, Raleigh-Durham and Atlanta markets
– 5 branches in Raleigh serve as a base for future growth
Opportunity to develop Georgia presence
Helps connect Fifth Third’s Midwest and Florida operations
Cash EPS accretion, operating EPS neutrality achieved within two years of closing*, excluding revenue synergies
IRR of 14%, excluding revenue synergies
Achievable cost savings, earnings growth assumptions; Significant revenue enhancement opportunities present but not modeled
Price/earnings ratio, price/book ratio, price/tangible book ratio considerably lower than comparable deals
Maintaining target TCE/TA ratio of 6.5%
Strong credit history
– Recent Penland situation an isolated situation, reserves adequate
– Remaining portfolio continues to perform relatively well
Previous financial reporting issues solved and behind the company
Transaction
highlights
Financial
discipline
* Assumes 1Q08 closing, 1Q09 measurement date.

Cautionary statement

This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as "believes," "expects," "anticipates," "plans," "trend," "objective," "continue," "remain" or similar expressions or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3) changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third's stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17) difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Fifth Third's Annual Report on Form 10-K for the year ended December 31, 2006, filed with the United States Securities and Exchange Commission (SEC), as amended. Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on FifthThird's web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

22 Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference

Fifth Third Bank | All Rights Reserved | 2007 Lehman Brothers Financial Services Conference
Additional information
Where You Can Find Additional Information About The Merger
The proposed Merger will be submitted to First Charter’s shareholders for consideration.  Fifth Third will file a Form S-4 Registration
Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”).  First Charter will mail the Proxy Statement/Prospectus to its shareholders.
These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth
Third and First Charter urge you to read these documents when they become available.
You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov).
You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third”
and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth
Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the
Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2007. You can obtain free copies of these documents from the websites of
Fifth Third, First Charter or the SEC.